UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	May 25, 2017

AmTrust Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33143	04-3106389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

59 Maiden Lane, 43rd Floor, New York, New York	10038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 220-7120

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

On May 25, 2017, AmTrust Financial Services, Inc. (AFSI: the “Company”), executed a purchase agreement for the issuance and sale in a private placement of 24,096,384 shares of its common stock at a price of $12.45 per share resulting in proceeds to the Company of $300,000,000. The last reported sale price of the Company’s common stock on May 25, 2017 was $12.45 per share. The transaction is expected to close on May 26, 2017.

The sole purchasers in the private placement were certain members of the families of Barry Zyskind, Chairman and Chief Executive Officer of the Company, and George Karfunkel, a director of the Company. Neither Mr. Zyskind nor Mr. Karfunkel nor any other director, executive officer or significant shareholder of the Company acquired shares in the private placement. The Company granted to these investors certain registration rights at a future date once the Company has regained its current filer status for SEC registration purposes. The investors have agreed not to exercise their right to vote their shares of common stock until after the conclusion of the Company’s 2018 annual meeting of shareholders. Additionally, such investors have agreed not to transfer the common stock, subject to certain limited exceptions for bona fide estate planning purposes for a period of one year from purchase.

The members of the Company’s independent Audit Committee, assisted by its outside legal and financial advisors, reviewed the terms of the private placement on behalf of the Company. No underwriters or placement agents were involved in the private placement.

The Company will contribute the proceeds of the private placement to its insurance subsidiaries to support their financial strength, continued growth and the writing of business. By raising capital through this private placement and with a higher capital base, the Company remains committed to providing confidence to its stakeholders that it is well capitalized to support its business.

The issuance and sale described above were effected in reliance on the exemptions for sales of securities not involving a public offering, as set forth in Rule 506 promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and in Section 4(a)(2) of the Securities Act, based on the following: (1) the investors confirmed to us that they were either “accredited investors,” as defined in Rule 501 of Regulation D promulgated under the Securities Act or had such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities; (2) the investors acknowledged that all securities being purchased were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act; and (3) a legend was placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements that are intended to be covered by the safe harbors created by the Private Securities Litigation Reform Act of 1995. When the Company uses words such as “anticipate,” “intend,” “plan,” “believe,” “estimate,” “expect,” or similar expressions, it does so to identify forward-looking statements. Examples of forward-looking statements include the plans and objectives of management for future operations, including those relating to future growth of the Company’s business activities and availability of funds, projections of the impact of potential errors or misstatements in the Company’s financial statements, and estimates of the impact of material weaknesses in the Company’s internal control over financial reporting, and are based on current expectations that involve assumptions that are difficult or impossible to predict accurately and many of which are beyond the Company’s control. Actual results may differ materially from those expressed or implied in these statements as a result of significant risks and uncertainties, including, but not limited to, non-receipt of expected payments from insureds or reinsurers, changes in interest rates, a downgrade in the financial strength ratings of the Company’s insurance subsidiaries, the effect of the performance of financial markets on the Company’s investment portfolio, the amounts, timing and prices of any share repurchases made by us under the Company’s share repurchase program, development of claims and the effect on loss reserves, accuracy in projecting loss reserves, the cost and availability of reinsurance coverage, the effects of emerging claim and coverage issues, changes in the demand for the Company’s products, the Company’s degree of success in integrating acquired businesses, the effect of general economic conditions, state and federal legislation, regulations and regulatory investigations into industry practices, the impact of known or potential errors or misstatements in the Company’s financial statements, the Company’s ability to timely and effectively remediate the material weaknesses in the Company’s internal control over financial reporting and implement effective internal control over financial reporting and disclosure controls and procedures in the future, risks associated with conducting business outside the United States, the impact of Brexit, developments relating to existing agreements, disruptions to the Company’s business relationships with Maiden Holdings, Ltd. or National General Holdings Corp., breaches in data security or other disruptions with the Company’s technology, heightened competition, changes in pricing environments, and changes in asset valuations. Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those projected, is contained in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K and the Company’s quarterly reports on Form 10-Q. The projections and statements in this Current Report on Form 8-K speaks only as of the date of this filing and the Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Item 9.01	Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Common Stock Purchase Agreement, dated May 25, 2017, by and among the Company and each of the Purchasers listed on Exhibit A thereto.

10.2	Form of Registration Rights Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmTrust Financial Services, Inc.
(Registrant)

Date        May 25, 2017

/s/ Stephen Ungar
Stephen Ungar
SVP, General Counsel and Secretary